                                   EXHIBIT 99

MEDIA CONTACT:   CHRIS THOMPSON             ANALYST CONTACT:     VERN PATTERSON
                 216.689.7811                                    216.689.0520

KEY MEDIA                                   INVESTOR RELATIONS
NEWSROOM:        www.Key.com/newsroom       INFORMATION:         www.Key.com/ir

FOR IMMEDIATE RELEASE

                   KEYCORP REPORTS THIRD QUARTER 2000 EARNINGS
                   -------------------------------------------

-     CORE EPS OF $0.57
-     COMPETITIVENESS INITIATIVE PROGRESSES
-     CONTINUED LOAN GROWTH; STABLE NET INTEREST MARGIN
-     CONTINUED EXPENSE REDUCTION
-     25 MILLION SHARE REPURCHASE AUTHORIZATION

         CLEVELAND, October 17, 2000 -- KeyCorp (NYSE: KEY) today announced third quarter core net income of $245 million, or $0.57 per diluted common share. Core results exclude $0.29 per share of significant nonrecurring charges recorded during the quarter. These previously announced charges include those related to the final phase of an initiative undertaken last November to improve the company's competitiveness. Key's reported earnings for the third quarter were $121 million, or $0.28 per share. Core results of $0.57 per share were equal to those of last quarter. Key's core results also represent a 10 percent improvement from adjusted core earnings of $0.52 per share for the year-ago quarter. Last year's third quarter adjusted results exclude approximately $.08 per share from significant nonrecurring items, earnings from divested businesses and gains from Champion Mortgage loan securitizations.

         Key anticipates that core earnings per diluted common share will increase to between $0.58 and $0.64 for the fourth quarter of 2000. This translates into core earnings per share for the full year of between $2.27 and $2.33.

         "Third quarter core results and the enhanced earnings outlook for the fourth quarter reflect Key's improving financial performance," said Robert W. Gillespie, Key's chairman and chief executive officer. "We remain critically focused on increasing shareholder value. This continues to be our highest priority.

         "We are now well into the process of implementing the many ideas generated in our competitiveness initiative. These ideas will lead to improvements in both revenue generation and expense control. Coupled with Key's continuing loan and deposit growth and progress made to date in reducing expenses, we are enthusiastic about our ability to continue to improve profitability in coming quarters."

         Results for the third quarter of 2000 include significant nonrecurring items. Key recorded restructuring charges of $102 million ($64 million after tax, or $0.15 per diluted common share) in connection with its competitiveness initiative. Key also recorded losses of $50 million ($32 million after tax, or $0.07 per diluted common share) from the reconfiguration of its investment portfolio and


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KEYCORP REPORTS THIRD QUARTER 2000 EARNINGS
OCTOBER 17, 2000
PAGE 2

recorded an additional provision for loan losses of $27 million ($17 million after tax, or $0.04 per diluted common share). Other special and nonrecurring charges, which are related primarily to the competitiveness initiative, totaled $18 million ($11 million after tax, or $0.03 per diluted common share).

         Based on core earnings, Key's return on average equity for the third quarter of 2000 was 14.97 percent and its return on average assets was 1.16 percent. On the same basis, Key's returns on average equity and assets for the prior quarter were 15.46 percent and 1.20 percent, respectively.

          Net interest income for the third quarter of 2000 totaled $684 million, representing an $11 million increase from the prior quarter. This improvement resulted from a higher level of average earning assets, coupled with a stable net interest margin. Average earning assets grew by an annualized 5 percent to $74.7 billion, with strong contributions from home equity and middle market lending.

          Core noninterest income was $460 million for the third quarter of 2000 compared with $475 million earned in the second quarter. The decline from the prior quarter was largely due to a $9 million reduction in net loan securitization gains. At the same time, revenue derived from trust and investment services, and service charges on deposit accounts, two of the largest contributors to Key's noninterest income, was relatively unchanged.

         Key's core noninterest expense totaled $672 million for the third quarter of 2000, representing a $24 million reduction from that reported for the second quarter. This represents the lowest level of quarterly noninterest expense achieved by Key in almost two years and marks the third consecutive quarter in which such expense has declined. The declines are largely due to the impact of actions taken by Key since last November to improve its competitiveness. Personnel expenses led the third quarter decline, decreasing by $19 million. Contributing to this improvement was a further reduction in Key's workforce stemming from the above actions. At September 30, 2000, the number of full-time equivalent employees totaled 22,457, compared with 23,005 at June 30, 2000, and 24,568 at the end of 1999.

         The provision for loan losses was $131 million for the third quarter of 2000 and exceeded the level of Key's net charge-offs by $27 million. The third quarter provision of $27 million in excess of net charge-offs was driven principally by changing conditions within the economy and recorded in accordance with Key's risk management practices. Net loan charge-offs totaled $104 million and were 0.63 percent of average loans outstanding for the quarter, compared with 0.42 percent for the prior quarter when the loan loss provision of $68 million was equal to net charge-offs. Key expects the level of its net charge-offs to decline in the fourth quarter, and expects that its net loan charge-off ratio for the full year will be approximately 50 basis points. This ratio reflects the impact of $21 million of third quarter charge-offs on shared national credits. At September 30, 2000, the allowance for loan losses was $1.0 billion, or 1.51 percent of loans.

         The level of Key's nonperforming loans rose during the third quarter, consistent with management's earlier projections. At September 30, 2000, Key's nonperforming loans totaled $592 million, or 0.89 percent of period-end loans, compared with $545 million, or 0.83 percent, at June 30, 2000.

         Key's capital ratios continued to exceed all "well-capitalized" benchmarks at September 30, 2000. In light of Key's earnings outlook and strong capital position, in September the Board authorized


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KEYCORP REPORTS THIRD QUARTER 2000 EARNINGS
OCTOBER 17, 2000
PAGE 3



the repurchase of up to 25,000,000 common shares (including the 3,647,200 shares remaining from the prior authority). During the third quarter, Key repurchased 4,587,800 of its common shares.

         Cleveland-based KeyCorp is one of the nation's largest multiline financial services companies, with assets of approximately $85 billion. Key companies provide investment management, retail and commercial banking, consumer finance, and investment banking products and services to individuals and companies throughout the United States and, for certain businesses, internationally. The company's businesses deliver their products and services through facilities located in 46 states; a network of about 2,500 ATMs; telephone banking centers (1.800.KEY2YOU); and a Web site, Key.com,SM that provides account access and financial products 24 hours a day.

A live Internet broadcast of KeyCorp's conference call to discuss quarterly earnings and currently anticipated earnings trends and to answer analysts' questions can be accessed through the Investor Relations section at www.Key.com/ir at 10:00 a.m. EDT, on Tuesday, October 17, 2000. A tape of the call will be available until Tuesday, October 24. For information about Key lines of business, visit our Media Newsroom at www.Key.com/newsroom.

--------------------------------------------------------------------------------
This news release contains forward-looking statements (such as anticipated fourth quarter and full-year earnings, anticipated level of net loan charge-offs, anticipated improvement in profitability and competitiveness, etc.) that are subject to numerous assumptions, risks and uncertainties. Actual results could differ materially from those contained in or implied by such forward-looking statements for a variety of factors including: changes in interest rates; changes in the economy which could materially change anticipated credit quality trends and the ability to generate loans; failure of the capital markets to function consistent with customary levels; delay in or inability to execute strategic initiatives designed to grow revenues and/or manage expenses; consummation of significant business combinations or divestitures; changes in law imposing new legal obligations or restrictions or unfavorable resolution of litigation; and changes in accounting, tax or regulatory practices or requirements.
--------------------------------------------------------------------------------

                                       ###

KEYCORP REPORTS THIRD QUARTER 2000 EARNINGS
OCTOBER 17, 2000
PAGE 4

                                                            FINANCIAL HIGHLIGHTS
                                               (dollars in millions, except per share amounts)

                                                                                    THREE MONTHS ENDED
                                                                    ----------------------------------------------------
                                                                      9-30-00             6-30-00             9-30-99
                                                                    -------------       -------------       ------------
SUMMARY OF OPERATIONS
     Net interest income (taxable equivalent)                               $691                $680               $709
     Provision for loan losses                                               131                  68                 78
     Noninterest income                                                      405                 475                496
     Noninterest expense                                                     787                 698                708
     Net income                                                              121                 248                270
     Net income - core                                                       245                 249                266

PER COMMON SHARE
     Net income                                                            $ .28               $ .57              $ .60
     Net income - core                                                       .57                 .57                .59
     Net income - assuming dilution                                          .28                 .57                .60
     Net income - assuming dilution - core                                   .57                 .57                .59
     Cash dividends                                                          .28                 .28                .26
     Book value at period end                                              15.26               15.09              14.25
     Market price at period end                                            25.31               17.63              25.81

AT PERIOD END
     Full-time equivalent employees                                       22,457              23,005             25,523
     Branches                                                                932                 938                963

PERFORMANCE RATIOS
     Return on average total assets                                          .57 %              1.20 %             1.32 %
     Return on average total assets - core                                  1.16                1.20               1.30
     Return on average equity                                               7.39               15.40              17.06
     Return on average equity - core                                       14.97               15.46              16.81
     Efficiency (a)                                                        58.38               60.26              58.91
     Overhead (b)                                                          30.68               32.50              31.03
     Net interest margin (taxable equivalent)                               3.68                3.68               3.92

CAPITAL RATIOS AT PERIOD END
     Equity to assets                                                       7.63 %              7.68 %             7.75 %
     Tangible equity to tangible assets                                     6.10                6.12               6.06
     Tier 1 risk-adjusted capital (c)                                       7.63                7.88               7.84
     Total risk-adjusted capital (c)                                       11.38               11.74              11.94
     Leverage (c)                                                           7.73                7.90               7.85

ASSET QUALITY
     Net loan charge-offs                                                   $104                 $68                $78
     Net loan charge-offs to average loans                                   .63 %               .42 %              .49 %
     Allowance for loan losses                                            $1,001                $979               $930
     Allowance for loan losses to period end loans                          1.51 %              1.49 %             1.47 %
     Allowance for loan losses to nonperforming loans                     169.09              179.63             225.73
     Nonperforming loans at period end                                      $592                $545               $412
     Nonperforming assets at period end                                      617                 577                440
     Nonperforming loans to period end loans                                 .89 %               .83 %              .65 %
     Nonperforming assets to period end loans plus
        OREO and other nonperforming assets                                  .93                 .88                .70

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KEYCORP REPORTS THIRD QUARTER 2000 EARNINGS
OCTOBER 17, 2000
PAGE 5

                                                   FINANCIAL HIGHLIGHTS
                                     (dollars in millions, except per share amounts)

                                                                                              NINE MONTHS ENDED
                                                                                   ---------------------------------
                                                                                     9-30-00             9-30-99
                                                                                   -------------       -------------
SUMMARY OF OPERATIONS
     Net interest income (taxable equivalent)                                            $2,049              $2,106
     Provision for loan losses                                                              382                 265
     Noninterest income                                                                   1,686               1,643
     Noninterest expense                                                                  2,212               2,185
     Net income                                                                             736                 843
     Net income - core                                                                      737                 787

PER COMMON SHARE
     Net income                                                                           $1.69               $1.88
     Net income - core                                                                     1.69                1.75
     Net income - assuming dilution                                                        1.68                1.86
     Net income - assuming dilution - core                                                 1.69                1.74
     Cash dividends                                                                         .84                 .78

PERFORMANCE RATIOS
     Return on average total assets                                                        1.18 %              1.40 %
     Return on average total assets - core                                                 1.18                1.31
     Return on average equity                                                             15.12               18.21
     Return on average equity - core                                                      15.15               17.00
     Efficiency (a)                                                                       60.31               59.74
     Overhead (b)                                                                         32.96               31.91
     Net interest margin (taxable equivalent)                                              3.68                3.95

ASSET QUALITY
     Net loan charge-offs                                                                  $306                $235
     Net loan charge-offs to average loans                                                  .63 %               .50 %



 (a) Calculated as noninterest expense (excluding significant nonrecurring items) divided by taxable-equivalent net interest income plus noninterest income (excluding significant nonrecurring items).

 (b) Calculated as noninterest expense (excluding significant nonrecurring items) less noninterest income (excluding significant nonrecurring items) divided by taxable-equivalent net interest income.

 (c) 9-30-00 ratio is estimated.


KEYCORP REPORTS THIRD QUARTER 2000 EARNINGS
OCTOBER 17, 2000
PAGE 6

                                                   CONSOLIDATED BALANCE SHEETS
                                                      (dollars in millions)


                                                                                9-30-00             6-30-00            9-30-99
                                                                              -------------      --------------      -------------
ASSETS
     Loans                                                                         $66,299             $65,612            $63,181
     Investment securities                                                           1,253               1,128                989
     Securities available for sale                                                   6,664               6,249              6,567
     Short-term investments                                                          1,570               1,759              2,094
                                                                              -------------      --------------      -------------
        Total earning assets                                                        75,786              74,748             72,831
     Allowance for loan losses                                                      (1,001)               (979)              (930)
     Cash and due from banks                                                         2,691               3,178              3,018
     Premises and equipment                                                            711                 726                818
     Goodwill                                                                        1,339               1,357              1,422
     Other intangible assets                                                            48                  52                 64
     Corporate owned life insurance                                                  2,185               2,159              2,080
     Other assets                                                                    3,741               3,478              3,274
                                                                              -------------      --------------      -------------
        TOTAL ASSETS                                                               $85,500             $84,719            $82,577
                                                                              =============      ==============      =============



LIABILITIES
     Deposits in domestic offices:
        Noninterest-bearing                                                         $8,386              $9,057             $9,050
        Interest-bearing                                                            35,016              34,733             34,029
     Deposits in foreign office-interest-bearing                                     4,407               5,286                387
                                                                              -------------      --------------      -------------
        Total deposits                                                              47,809              49,076             43,466
     Federal funds purchased and securities
        sold under repurchase agreements                                             5,324               3,511              3,510
     Bank notes and other short-term borrowings                                      6,407               5,998              8,551
     Other liabilities                                                               4,397               4,287              3,595
     Long-term debt                                                                 13,800              14,097             15,815
     Capital securities of subsidiary trusts                                         1,243               1,243              1,243
                                                                              -------------      --------------      -------------
        TOTAL LIABILITIES                                                           78,980              78,212             76,180


SHAREHOLDERS' EQUITY                                                                 6,520               6,507              6,397


                                                                              -------------      --------------      -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                         $85,500             $84,719            $82,577
                                                                              =============      ==============      =============

Common shares outstanding (000)                                                    427,260             431,166            448,824


KEYCORP REPORTS THIRD QUARTER 2000 EARNINGS
OCTOBER 17, 2000
PAGE 7

                                                            CONSOLIDATED STATEMENTS OF INCOME
                                                     (dollars in millions, except per share amounts)


                                                                      THREE MONTHS ENDED                  NINE MONTHS ENDED
                                                           --------------------------------------     ------------------------
                                                            9-30-00        6-30-00       9-30-99       9-30-00       9-30-99
                                                           ---------      ---------     ---------     ---------      ---------
INTEREST INCOME                                            $   1,596      $   1,540     $   1,433     $   4,625      $   4,206

INTEREST EXPENSE                                                 912            867           733         2,597          2,124

                                                           ---------      ---------     ---------     ---------      ---------
NET INTEREST INCOME                                              684            673           700         2,028          2,082
Provision for loan losses                                        131             68            78           382            265
                                                           ---------      ---------     ---------     ---------      ---------

                                                                 553            605           622         1,646          1,817

NONINTEREST INCOME
     Trust and investment services income                        148            150           145           458            445
     Investment banking and capital markets income                91             98            77           278            243
     Service charges on deposit accounts                          85             85            83           256            246
     Corporate owned life insurance income                        28             25            25            78             76
     Credit card fees                                              1              2            16             9             47
     Net loan securitization gains (losses)                       (2)             7            32             7             82
     Net securities gains (losses)                               (50)             2             2           (47)            26
     Gains from divestitures                                      --             --            13           332            161
     Other income                                                104            106           103           315            317
                                                           ---------      ---------     ---------     ---------      ---------
        Total noninterest income                                 405            475           496         1,686          1,643

NONINTEREST EXPENSE
     Personnel                                                   342            361           349         1,085          1,104
     Net occupancy                                                55             56            58           168            175
     Computer processing                                          59             60            60           178            173
     Equipment                                                    41             42            48           131            153
     Marketing                                                    29             31            35            82             84
     Amortization of intangibles                                  26             25            25            76             79
     Professional fees                                            30             21            18            70             50
     Restructuring charges                                       102           --               7           109              7
     Other expense                                               103            102           108           313            360
                                                           ---------      ---------     ---------     ---------      ---------
        Total noninterest expense                                787            698           708         2,212          2,185
                                                           ---------      ---------     ---------     ---------      ---------

INCOME BEFORE INCOME TAXES                                       171            382           410         1,120          1,275
     Income taxes                                                 50            134           140           384            432
                                                           ---------      ---------     ---------     ---------      ---------
NET INCOME                                                 $     121      $     248     $     270     $     736      $     843
                                                           =========      =========     =========     =========      =========

Net income per common share                                $     .28      $     .57     $     .60     $    1.69      $    1.88
Net income per common share - assuming dilution                  .28            .57           .60          1.68           1.86

Wtd. avg. common shares (000)                                429,584        434,112       448,742       435,156        448,764
Wtd. avg. common shares and potential
    common shares (000)                                      431,972        436,022       452,886       437,231        453,267

Taxable-equivalent adjustment                              $       7      $       7     $       9     $      21      $      24



KEYCORP REPORTS THIRD QUARTER 2000 EARNINGS
OCTOBER 17, 2000
PAGE 8

                                                         CONSOLIDATED AVERAGE BALANCE SHEETS
                                                                    (in millions)


                                                                      THREE MONTHS ENDED                      NINE MONTHS ENDED
                                                            ---------------------------------------      ------------------------
                                                             9-30-00        6-30-00        9-30-99        9-30-00        9-30-99
                                                            ---------      ---------      ---------      ---------      ---------
ASSETS
     Loans                                                  $ 65,777       $ 64,817       $ 62,799       $ 64,876       $ 62,036
     Investment securities                                     1,156          1,086            970          1,086            981
     Securities available for sale                             6,275          6,198          6,359          6,315          6,314
     Short-term investments                                    1,501          1,757          1,836          1,807          1,845
                                                            --------       --------       --------       --------       --------
        Total earning assets                                  74,709         73,858         71,964         74,084         71,176
     Allowance for loan losses                                  (969)          (976)          (920)          (948)          (909)
     Cash and due from banks                                   2,652          2,606          2,589          2,605          2,591
     Other assets                                              7,713          7,917          7,662          7,827          7,540
                                                            --------       --------       --------       --------       --------
        TOTAL ASSETS                                        $ 84,105       $ 83,405       $ 81,295       $ 83,568       $ 80,398
                                                            ========       ========       ========       ========       ========

LIABILITIES
     Deposits in domestic offices:
        Noninterest-bearing                                 $  8,377       $  8,412       $  8,534       $  8,317       $  8,489
        Interest-bearing                                      34,602         34,392         33,153         34,236         32,507
     Deposits in foreign office-interest-bearing               2,860          3,029            776          2,367            794
                                                            --------       --------       --------       --------       --------
        Total deposits                                        45,839         45,833         42,463         44,920         41,790
     Federal funds purchased and securities
        sold under repurchase agreements                       5,746          4,096          4,495          4,619          5,015
     Bank notes and other short-term borrowings                6,403          6,972          7,428          7,348          7,801
     Other liabilities                                         4,248          4,357          3,561          4,316          3,339
     Long-term debt                                           14,113         14,425         15,864         14,622         15,128
     Capital securities of subsidiary trusts                   1,243          1,243          1,205          1,243          1,136
                                                            --------       --------       --------       --------       --------
        TOTAL LIABILITIES                                     77,592         76,926         75,016         77,068         74,209


SHAREHOLDERS' EQUITY                                           6,513          6,479          6,279          6,500          6,189


                                                            --------       --------       --------       --------       --------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                  $ 84,105       $ 83,405       $ 81,295       $ 83,568       $ 80,398
                                                            ========       ========       ========       ========       ========